UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices)                                                             (Zip code)

Peter V. Bonanno, Esq. Goldman, Sachs & Co. 200 West Street New York, New York 10282	Copies to: Geoffrey R.T. Kenyon, Esq. Dechert LLP 200 Clarendon Street 27th Floor Boston, MA 02116-5021

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(312) 655-4400

Date of fiscal year end:	December 31

Date of reporting period:	September 30, 2011

Item 1. Schedule of Investments.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND
Schedule of Investments
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value
Commodity Index Linked Structured Notes(a)(b)(c)(d) — 2.3%
Citigroup Funding, Inc.
$13,000,000	0.037%	01/12/12	$19,910,838
UBS AG(e)
5,000,000	0.076	03/09/12	6,709,352
5,500,000	0.089	05/29/12	6,948,599
6,100,000	0.086	07/27/12	6,730,432

TOTAL COMMODITY INDEX LINKED STRUCTURED NOTES			$40,299,221

Shares	Description	Value
Exchange Traded Fund — 3.4%
1,678,760	iShares MSCI Emerging Markets Index Fund	$58,874,113

Principal	Interest		Maturity
Amount	Rate		Date	Value
U.S. Government Obligations(f) — 77.3%
United States Treasury Bills
$402,500,000	0.000	%(g)	04/05/12	$402,384,998
402,500,000	0.000		10/06/11	402,499,662
290,000,000	0.000		05/03/12	289,887,428
70,000,000	0.000		06/28/12	69,952,575
170,000,000	0.000		02/16/12	169,977,186

TOTAL U.S. GOVERNMENT OBLIGATIONS				$1,334,701,849

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT				$1,433,875,183

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(h) — 12.2%
Citigroup Global Markets, Inc.
$210,100,000	0.120%	10/03/11	$210,100,000
Market Value: $210,102,101
Collateralized by GNMA, 4.000%-5.500%, due 8/15/40-1/20/41, FNMA, 3.500%-5.000%, due 3/1/21-9/1/34 and FHLMC, 5.500%, due 7/1/38. The aggregate market value of the collateral including accrued interest was $214,302,000.

TOTAL INVESTMENTS — 95.2%			$1,643,975,183

OTHER ASSETS IN EXCESS OF LIABILITIES — 4.8%			82,647,127

NET ASSETS — 100.0%			$1,726,622,310

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a) Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2011.

(b) These Structured Notes take into consideration a leverage factor of 300% on the return of the underlying linked index.

(c) Security is linked to the S&P GSCI Precious Metals Total Return Index (the “GSCI Precious Metals Index”). The GSCI Precious Metals Index represents an unleveraged, long-only investment in commodity futures. The GSCI Precious Metals Index is a part of a series of sub-indices calculated by Standard and Poor’s that represents components of the S&P GSCI from a number of commodity sectors. The GSCI Precious Metals Index comprises gold and silver.

(d) Interest rate disclosed is contingent upon LIBOR minus a spread as of September 30, 2011.

(e) Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $20,388,383, which represents approximately 1.2% of net assets as of September 30, 2011.

(f) Issued with a zero coupon. Income is recognized through the accretion of discount.

(g) All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(h) Unless noted, all repurchase agreements were entered into on September 30, 2011.

Investment Abbreviations:
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association

Currency Abbreviations:
EUR	—	Euro Dollar
GBP	—	British Pound
JPY	—	Japanese Yen
USD	—	United States Dollar

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.goldmansachsfunds.com.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND
Schedule of Investments (continued)
September 30, 2011 (Unaudited)
ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2011, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

	Contracts to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Gain

Societe Generale	JPY/USD	12/21/11	$44,458,271	$119,118
	USD/EUR	12/21/11	669,675	14,380

TOTAL				$133,498

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

	Contracts to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

Societe Generale	EUR/USD	12/21/11	$35,827,612	$(1,546,096)
	GBP/USD	12/21/11	46,260,843	(993,583)
	JPY/USD	12/21/11	1,622,565	(15,405)

TOTAL				$(2,555,084)

FUTURES CONTRACTS — At September 30, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Dow Jones EURO STOXX 50 Index	1,251	December 2011	$36,135,148	$3,477,540
FTSE 100 Index	564	December 2011	44,771,029	(170,215)
Russell 2000 Mini Index	1,016	December 2011	65,176,400	(3,018,175)
S&P 500 E-mini Index	3,913	December 2011	220,301,900	(5,870,376)
TSE TOPIX Index	462	December 2011	45,373,396	1,001,723
10 Year U.S. Treasury Notes	(1,941)	December 2011	(252,511,969)	(1,396,033)

TOTAL				$(5,975,536)

TAX INFORMATION — At September 30, 2011, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$1,645,140,756

Gross unrealized gain	11,428,758
Gross unrealized loss	(12,594,331)

Net unrealized security loss	$1,165,573

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS COMMODITY STRATEGY FUND
Consolidated Schedule of Investments
September 30, 2011 (Unaudited)

Principal	Interest		Maturity
Amount	Rate		Date	Value
Mortgage-Backed Obligations — 13.2%
Collateralized Mortgage Obligations — 3.1%
Regular Floater(a) — 2.3%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A
$633,085	0.789	%(b)	02/25/48	$632,695
National Credit Union Administration Guaranteed Notes Series 2010-A1, Class A
1,161,977	0.574		12/07/20	1,162,637
National Credit Union Administration Guaranteed Notes Series 2010-R1, Class 1A
1,283,674	0.674		10/07/20	1,285,480
National Credit Union Administration Guaranteed Notes Series 2010-R2, Class 1A
2,018,249	0.594		11/06/17	2,019,511
National Credit Union Administration Guaranteed Notes Series 2011-R2, Class 1A
3,328,717	0.624		02/06/20	3,330,277
National Credit Union Administration Guaranteed Notes Series 2011-R3, Class 1A
2,633,450	0.625		03/11/20	2,634,273
National Credit Union Administration Guaranteed Notes Series 2011-R4, Class 1A
3,302,852	0.604		03/06/20	3,304,400
National Credit Union Administration Guaranteed Notes Series 2011-R5, Class 1A
3,311,952	0.604		04/06/20	3,312,987
National Credit Union Administration Guaranteed Notes Series 2011-R6, Class 1A
3,227,493	0.604		05/07/20	3,229,006

				20,911,266

Sequential Fixed Rate — 0.8%
FDIC Structured Sale Guaranteed Notes Series 2010 A-1(b)(c)
1,000,000	0.000		10/25/11	999,910
FNMA REMIC Series 2009-70, Class AL
5,560,737	5.000		08/25/19	5,964,695
National Credit Union Administration Guaranteed Notes Series 2010-R1, Class 2A
330,290	1.840		10/07/20	331,529

				7,296,134

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				$28,207,400

Federal Agencies — 10.1%
FHLMC — 0.2%
$1,821	5.000%		09/01/16	$1,940
23,230	5.000		11/01/16	24,933
4,786	5.000		12/01/16	5,142
30,103	5.000		01/01/17	32,341
24,719	5.000		01/01/18	26,495
282,880	5.000		02/01/18	303,164
197,932	5.000		03/01/18	212,175
117,076	5.000		04/01/18	125,600
76,125	5.000		05/01/18	81,640
57,396	5.000		06/01/18	61,593
117,345	5.000		07/01/18	126,036

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations — (continued)
FHLMC — (continued)
$38,549	5.000%	08/01/18	$41,393
18,767	5.000	10/01/18	20,197
31,051	5.000	11/01/18	33,417
5,257	5.000	02/01/19	5,669
533,054	5.500	01/01/20	577,073

			1,678,808

FNMA — 9.9%
392,446	4.000	12/01/14	407,948
475,589	4.000	02/01/15	490,170
820,270	4.000	03/01/15	853,387
178,598	5.000	03/01/18	191,874
484,596	5.000	04/01/18	520,619
6,712	5.500	01/01/19	7,308
103,409	5.500	02/01/19	112,597
107,346	5.500	03/01/19	116,883
72,773	5.500	04/01/19	79,239
48,876	5.500	05/01/19	53,219
191,489	5.500	06/01/19	208,504
680,632	5.500	07/01/19	741,081
672,243	5.500	08/01/19	731,924
572,465	5.500	09/01/19	623,273
159,916	5.500	10/01/19	174,124
183,649	5.500	11/01/19	199,965
254,303	5.500	12/01/19	276,897
29,429	5.500	01/01/20	32,045
13,646	5.500	06/01/20	14,846
3,427,364	5.500	07/01/20	3,724,849
232,017	5.000	03/01/38	249,532
244,226	5.000	04/01/38	262,662
74,138	4.000	02/01/40	77,737
77,000,000	3.000	TBA-15yr(d)	79,082,815
1,000,000	4.000	TBA-30yr(d)	1,048,125

			90,281,623

TOTAL FEDERAL AGENCIES			$91,960,431

TOTAL MORTGAGE-BACKED OBLIGATIONS			$120,167,831

Agency Debentures — 2.4%
FHLB
$2,800,000	1.750%	08/22/12	$2,836,400
FNMA(a)
18,600,000	0.202	05/17/13	18,583,353

TOTAL AGENCY DEBENTURES			$21,419,753

Asset-Backed Securities — 0.0%
Home Equity — 0.0%
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
$168,057	7.000%	09/25/37	$127,119

GOLDMAN SACHS COMMODITY STRATEGY FUND
Consolidated Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal	Interest		Maturity
Amount	Rate		Date	Value
Asset-Backed Securities — (continued)
Home Equity — (continued)
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
$217,305	7.000%		09/25/37	$157,372

TOTAL ASSET-BACKED SECURITIES				$284,491

Government Guarantee Obligations(e) — 3.1%
Citigroup Funding, Inc.
7,400,000	0.583	(a)	04/30/12	7,415,740
1,800,000	1.875		10/22/12	1,828,364
General Electric Capital Corp.
2,200,000	0.537	(a)	03/12/12	2,204,536
7,400,000	0.496	(a)	06/01/12	7,413,276
7,800,000	2.625		12/28/12	8,014,335
U.S. Central Federal Credit Union
1,400,000	1.250		10/19/11	1,400,606

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS				$28,276,857

U.S. Treasury Obligations — 58.9%
United States Treasury Bills(c)(f)
$450,000,000	0.000%		11/03/11	$449,993,822
United States Treasury Bonds
200,000	4.750		02/15/41	273,446
United States Treasury Notes
16,000,000	0.875		02/29/12	16,051,201
14,900,000	1.000		03/31/12	14,965,261
17,600,000	0.625		06/30/12	17,659,839
20,200,000	0.375		07/31/13	20,243,836
15,600,000	3.125		05/15/21	17,313,661

TOTAL U.S. TREASURY OBLIGATIONS				$536,501,066

Shares	Rate	Value
Short-term Investment(a) — 16.4%
JPMorgan U.S. Government Money Market Fund — Capital Shares
149,120,789	0.010%	$149,120,789

TOTAL INVESTMENTS — 94.0%		$855,770,787

OTHER ASSETS IN EXCESS OF LIABILITIES — 6.0%		54,614,613

NET ASSETS — 100.0%		$910,385,400

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a) Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2011.

(b) Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,632,605, which represents approximately 0.2% of net assets as of September 30, 2011.

(c) Issued with a zero coupon. Income is recognized through the accretion of discount.

(d) TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $80,130,940 which represents approximately 8.8% of net assets as of September 30, 2011.

(e) Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt of June 30, 2012.

(f) All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviations:
FDIC	—	Federal Deposit Insurance Corp.
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
LIBOR	—	London Interbank Offered Rate
REMIC	—	Real Estate Mortgage Investment Conduit

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.goldmansachsfunds.com.

GOLDMAN SACHS COMMODITY STRATEGY FUND
Consolidated Schedule of Investments (continued)
September 30, 2011 (Unaudited)
ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	5	June 2012	$1,242,625	$(250)
Eurodollars	5	September 2012	1,242,750	1,687
Eurodollars	5	December 2012	1,242,688	4,188
Eurodollars	5	March 2013	1,242,500	6,500
Eurodollars	5	June 2013	1,241,625	8,562
U.S. Long Bond	(138)	December 2011	(19,682,250)	(235,184)
2 Year U.S. Treasury Notes	(362)	December 2011	(79,713,532)	112,022
5 Year U.S. Treasury Notes	543	December 2011	66,509,016	20,079
10 Year U.S. Treasury Notes	(21)	December 2011	(2,731,969)	(363)

TOTAL				$(82,759)

SWAP CONTRACTS — At September 30, 2011, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

						Upfront
			Rates Exchanged			Payments
	Notional		Payments	Payments		Made
	Amount	Termination	Received by	Made by	Market	(Received) by	Unrealized
Counterparty	(000’s)(a)	Date	the Fund	the Fund	Value	the Fund	Gain (Loss)

Citibank, N.A.	$3,800	12/21/18	3 Month LIBOR	3.250%	$(370,483)	$(373,017)	$2,534
	4,200	12/21/21	3 Month LIBOR	3.500	(509,837)	(483,835)	(26,002)
Deutsche Bank AG	8,300	12/21/16	3 Month LIBOR	2.500	(460,206)	(84,848)	(375,358)
	20,100	12/21/21	3 Month LIBOR	3.500	(2,439,934)	(592,610)	(1,847,324)
JPMorgan Chase Bank, N.A.	6,400	12/21/16	3 Month LIBOR	2.500	(354,858)	(137,288)	(217,570)
	7,400	12/21/18	3 Month LIBOR	3.250	(721,466)	(240,094)	(481,372)

TOTAL					$(4,856,784)	$(1,911,692)	$(2,945,092)

(a) Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2011.

TOTAL RETURN SWAP CONTRACTS ON COMMODITY INDICES(a)

		Notional
		Amount	Rate Paid by the	Termination	Market
Counterparty	Referenced Obligation	(000’s)	Fund	Date	Value(b)

Merrill Lynch & Co., Inc.	S&P GSCI Excess Return Index	$21,000	0.140%	12/15/11	$(2,558,109)
	S&P GSCI Excess Return Index	378,743	0.140	03/15/12	(9,857,111)
	S&P GSCI Excess Return Index	15,000	0.250	03/15/12	—
	S&P GSCI Excess Return Index	505,629	0.140	10/01/12	—

TOTAL					$(12,415,220)

(a) The Fund receives monthly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such Referenced Obligation.

(b) There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.

GOLDMAN SACHS COMMODITY STRATEGY FUND
Consolidated Schedule of Investments (continued)
September 30, 2011 (Unaudited)

TAX INFORMATION — At September 30, 2011, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$854,713,980

Gross unrealized gain	1,272,949
Gross unrealized loss	(216,142)

Net unrealized security gain	$1,056,807

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS DYNAMIC ALLOCATION FUND
Schedule of Investments
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value
Commodity Index Linked Structured Note(a)(b)(c)(d)(e) — 2.2%
UBS AG
$4,500,000	0.072%	04/02/12	$2,319,351
5,200,000	0.072	08/06/12	3,504,448
3,750,000	0.084	10/29/12	2,514,606

TOTAL COMMODITY INDEX LINKED STRUCTURED NOTES			$8,338,405

Shares	Description	Value
Exchange Traded Funds — 3.6%
341,668	iShares MSCI Emerging Markets Index Fund	$11,982,297
28,180	iShares Russell 2000 Index Fund	1,810,565

TOTAL EXCHANGE TRADED FUNDS		13,792,862

Principal	Interest	Maturity
Amount	Rate	Date	Value
U.S. Treasury Obligation(f) — 20.4%
United States Treasury Inflation Indexed Notes
$74,858,485	0.625%	07/15/21	$78,215,139

Shares	Rate	Value
Short-term Investment(e) — 66.5%
JPMorgan U.S. Government Money Market Fund — Capital Shares
255,155,592	0.010%	$255,155,592

TOTAL INVESTMENTS — 92.7%		$355,501,998

OTHER ASSETS IN EXCESS OF LIABILITIES — 7.3%		27,905,291

NET ASSETS — 100.0%		$383,407,289

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a) These Structured Notes take into consideration a leverage factor of 300% on the return of the underlying linked index.

(b) Security is linked to the Dow Jones-UBS Commodity Index Total Return (the “DJ-UBSCI Total Return”). The DJ-UBSCI Total Return is a composite of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is diversified across the spectrum of commodities. The DJ-UBSCI Total Return is composed of nineteen commodities in eight diverse sectors: energy, petroleum, precious metals, industrial metals, grains, livestock, softs, and agriculture.

(c) Interest rate disclosed is contingent upon LIBOR minus spread as of September 30, 2011.

(d) Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $8,338,405, which represents approximately 2.2% of net assets as of September 30, 2011.

(e) Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2011.

(f) All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.goldmansachsfunds.com.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND
Schedule of Investments (continued)
September 30, 2011 (Unaudited)
ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Amsterdam Index	4	October 2011	$300,693	$1,162
CAC 40 Index	25	October 2011	998,951	(3,478)
DAX Index	5	December 2011	916,222	(17,965)
Euro-Bund	192	December 2011	35,109,596	287,531
FTSE 100 Index	31	December 2011	2,460,819	(64,399)
FTSE/MIB Index	3	December 2011	296,420	4,004
Hang Seng Index	3	October 2011	335,542	(4,966)
IBEX 35 Index	3	October 2011	341,817	7,135
Long Gilt	44	December 2011	8,919,082	158,514
MSCI Singapore Index	4	October 2011	187,782	(1,610)
OMX Stockholm 30 Index	24	October 2011	317,955	(4,066)
S&P 500 E-mini Index	680	December 2011	38,284,000	(1,308,215)
S&P/TSX 60 Index	10	December 2011	1,268,632	(21,159)
SPI 200 Index	10	December 2011	967,700	(7,588)
TSE TOPIX Index	26	December 2011	2,553,481	14,369
10 Year Australian Treasury Bonds	11	December 2011	1,216,347	(8,557)
10 Year Canadian Government Bonds	21	December 2011	2,663,527	44,271
10 Year Japanese Government Bonds	30	December 2011	55,320,887	(191,473)
10 Year U.S. Treasury Notes	419	December 2011	54,509,281	315,547

TOTAL				$(800,943)

SWAP CONTRACTS — At September 30, 2011, the Fund had outstanding swap contracts with the following terms:

CREDIT DEFAULT SWAP CONTRACTS

					Credit		Upfront
			Rates		Spread at		Payments
		Notional	Received		September		Made
	Referenced	Amount	(Paid) by the	Termination	30, 2011(a)		(Received) by	Unrealized
Counterparty	Obligation	(000’s)	Fund	Date	(Basis Points)	Market Value	the Fund	Gain (Loss)

Protection Purchased:
Deutsche Bank AG	CDX Emerging Markets Index	$20,000	5.000%	12/20/16	370	$(1,211,747)	$(1,358,000)	$146,253
Protection Sold:
Credit Suisse International	CDX North America High Yield Index	$32,000	5.000	12/20/16	821	(3,920,271)	(3,699,999)	(220,272)

TOTAL						$(5,132,018)	$(5,057,999)	$(74,019)

(a) Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND
Schedule of Investments (continued)
September 30, 2011 (Unaudited)
ADDITIONAL INVESTMENT INFORMATION (continued)

TAX INFORMATION — At September 30, 2011, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$363,596,029

Gross unrealized gain	—
Gross unrealized loss	(8,094,031)

Net unrealized security loss	$(8,094,031)

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND
Schedule of Investments
September 30, 2011 (Unaudited)

Shares	Description	Value
Common Stocks — 97.5%
Australia — 14.2%
575,282	CFS Retail Property Trust (REIT) (Retail)	$965,367
674,213	Charter Hall Group (REIT) (Diversified)	1,081,890
2,127,857	Commonwealth Property Office Fund (REIT) (Office)	1,831,011
3,412,174	GPT Group (REIT) (Diversified)	10,262,950
2,054,336	Stockland (REIT) (Diversified)	5,718,202
1,359,998	Westfield Group (REIT) (Retail)	10,085,341
4,367,829	Westfield Retail Trust (REIT) (Retail)	10,165,135

		40,109,896

Austria — 1.6%
941,900	Atrium European Real Estate Ltd. (Retail)	4,483,802

Canada — 8.9%
166,000	Allied Properties Real Estate Investment Trust (REIT) (Office)	3,671,992
62,100	Canadian Apartment Properties Real Estate Investment Trust (REIT) (Residential)	1,250,415
183,800	Dundee Real Estate Investment Trust (REIT) (Office)	5,572,408
1,140,500	InnVest Real Estate Investment Trust (REIT) (Hotels)	4,701,746
266,500	Primaris Retail Real Estate Investment Trust (REIT) (Retail)	5,213,522
449,400	TransGlobe Apartment REIT (REIT) (Residential)	4,708,858

		25,118,941

China — 6.1%
5,550,000	China Overseas Land & Investment Ltd. (Diversified)	7,926,940
1,730,000	China Resources Land Ltd. (Diversified)	1,860,533
1,128,000	Hopson Development Holdings Ltd. (Diversified)	634,516
10,540,500	KWG Property Holding Ltd. (Residential)	3,907,845
3,922,000	Shimao Property Holdings Ltd. (Diversified)	2,945,893

		17,275,727

France — 10.5%
71,672	Fonciere Des Regions (REIT) (Diversified)	4,999,608
28,117	Gecina SA (REIT) (Diversified)	2,457,679
23,208	Klepierre (REIT) (Retail)	650,552
174,324	Nexity SA (Residential)	4,837,008
42,540	Societe Immobiliere de Location pour l’Industrie et le Commerce (REIT) (Office)	4,106,966
70,539	Unibail-Rodamco SE (REIT) (Diversified)	12,586,754

		29,638,567

Germany — 0.6%
151,072	Alstria Office REIT-AG (REIT) (Office)	1,772,606

Hong Kong — 17.4%
3,407,000	Hang Lung Properties Ltd. (Retail)	10,136,935
1,896,000	Henderson Land Development Co. Ltd. (Diversified)	$8,512,273
757,000	Hongkong Land Holdings Ltd. (Office)	3,353,952
1,581,000	Kerry Properties Ltd. (Diversified)	5,046,313
1,913,475	Sun Hung Kai Properties Ltd. (Diversified)	21,951,409

		49,000,882

Shares	Description	Value
Common Stocks — (continued)
Japan — 19.1%
1,588	Japan Retail Fund Investment Corp. (REIT) (Retail)	2,553,193
709,000	Mitsubishi Estate Co. Ltd. (Diversified)	11,500,417
1,019,000	Mitsui Fudosan Co. Ltd. (Office)	16,097,341
417	Nippon Building Fund, Inc. (REIT) (Office)	4,316,911
458,000	Sumitomo Realty & Development Co. Ltd. (Office)	8,804,156
348,900	The Sankei Building Co. Ltd. (Diversified)	1,704,324
8,572	United Urban Investment Corp. (REIT) (Diversified)	8,975,827

		53,952,169

Netherlands — 1.8%
43,041	Corio NV (REIT) (Retail)	1,983,192
79,691	Eurocommercial Properties NV CVA (REIT) (Retail)	3,067,388

		5,050,580

Norway — 1.6%
3,381,191	Norwegian Property ASA (Diversified)	4,503,687

Poland — 0.3%
209,422	Globe Trade Centre SA (Diversified)*	738,442

Russia — 0.4%
344,722	Etalon Group Ltd. GDR (Residential)*(a)	1,192,268

Singapore — 5.5%
8,237,000	CapitaLand Ltd. (Residential)	15,368,659

United Kingdom — 9.5%
263,725	Derwent London PLC (REIT) (Office)	5,877,642
1,442,325	Hammerson PLC (REIT) (Retail)	8,444,057
88,054	Intercontinental Hotels Group PLC (Hotels)	1,427,855
239,218	Land Securities Group PLC (REIT) (Diversified)	2,377,487
2,244,205	Metric Property Investments PLC (REIT) (Retail)	3,470,864
1,275,318	Safestore Holdings PLC (Industrial)	2,025,743
946,425	Segro PLC (REIT) (Industrial)	3,228,519

		26,852,167

TOTAL INVESTMENTS — 97.5%		$275,058,393

OTHER ASSETS IN EXCESS OF LIABILITIES — 2.5%		7,127,872

NET ASSETS — 100.0%		$282,186,265

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

* Non-income producing security.

(a) Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,192,268, which represents approximately 0.4% of net assets as of September 30, 2011.

Investment Abbreviations:
CVA —	Dutch Certification
GDR —	Global Depositary Receipt
REIT —	Real Estate Investment Trust

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.goldmansachsfunds.com.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND
Schedule of Investments (continued)
September 30, 2011 (Unaudited)
ADDITIONAL INVESTMENT INFORMATION

TAX INFORMATION — At September 30, 2011, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$352,209,981

Gross unrealized gain	12,560,154
Gross unrealized loss	(89,711,742)

Net unrealized security loss	$(77,151,588)

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS REAL ESTATE SECURITIES FUND
Schedule of Investments
September 30, 2011 (Unaudited)

Shares	Description	Value
Common Stocks — 98.5%
Commercial — 30.3%
192,236	Alexandria Real Estate Equities, Inc. (REIT)	$11,801,368
247,689	Boston Properties, Inc. (REIT)	22,069,090
782,929	Brookfield Office Properties, Inc.	10,780,932
266,810	Digital Realty Trust, Inc. (REIT)	14,717,240
441,756	Douglas Emmett, Inc. (REIT)	7,554,027
925,572	Duke Realty Corp. (REIT)	9,718,506
45,414	EastGroup Properties, Inc. (REIT)	1,732,090
519,452	Hudson Pacific Properties, Inc. (REIT)	6,041,227
287,122	Kilroy Realty Corp. (REIT)	8,986,919
372,575	Liberty Property Trust (REIT)	10,845,658
105,467	Parkway Properties, Inc. (REIT)	1,161,192
872,220	ProLogis, Inc. (REIT)	21,151,335
180,827	SL Green Realty Corp. (REIT)	10,515,090
254,311	Vornado Realty Trust (REIT)	18,976,687

		156,051,361

Health Care — 13.4%
207,130	Brookdale Senior Living, Inc.*	2,597,410
773,047	HCP, Inc. (REIT)	27,103,028
226,320	Health Care REIT, Inc. (REIT)	10,591,776
578,855	Ventas, Inc. (REIT)	28,595,437

		68,887,651

Leisure — 5.0%
445,513	DiamondRock Hospitality Co. (REIT)	3,114,136
1,652,563	Host Hotels & Resorts, Inc. (REIT)	18,079,039
239,456	LaSalle Hotel Properties (REIT)	4,597,555

		25,790,730

Multifamily — 18.3%
269,482	American Campus Communities, Inc. (REIT)	10,027,425
191,039	Apartment Investment & Management Co. Class A (REIT)	4,225,783
175,276	AvalonBay Communities, Inc. (REIT)	19,990,228
50,669	BRE Properties, Inc. (REIT)	2,145,325
248,089	Camden Property Trust (REIT)	13,709,398
593,011	Equity Residential (REIT)	30,759,481
85,949	Essex Property Trust, Inc. (REIT)	10,317,318
97,960	Post Properties, Inc. (REIT)	3,403,130

		94,578,088

Other — 0.7%
547,604	MFA Financial, Inc. (REIT)	3,844,180

Retail — 24.2%
454,146	CBL & Associates Properties, Inc. (REIT)	5,159,098
619,665	DDR Corp. (REIT)	6,754,348
66,057	Federal Realty Investment Trust (REIT)	5,443,757
418,489	General Growth Properties, Inc. (REIT)	5,063,717
1,073,801	Kimco Realty Corp. (REIT)	16,139,229
566,363	Simon Property Group, Inc. (REIT)	62,288,603
350,177	Tanger Factory Outlet Centers, Inc. (REIT)	9,108,104
98,335	Taubman Centers, Inc. (REIT)	4,947,234
155,759	The Macerich Co. (REIT)	6,640,006
141,121	Weingarten Realty Investors (REIT)	2,987,532

		124,531,628

Shares	Description	Value
Common Stocks — (continued)
Self Storage — 6.6%
303,556	Public Storage, Inc. (REIT)	$33,800,961

TOTAL INVESTMENTS — 98.5%		$507,484,599

OTHER ASSETS IN EXCESS OF LIABILITIES — 1.5%		7,701,727

NET ASSETS — 100.0%		$515,186,326

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

* Non-income producing security.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.goldmansachsfunds.com.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND
Schedule of Investments (continued)
September 30, 2011 (Unaudited)
ADDITIONAL INVESTMENT INFORMATION

TAX INFORMATION — At September 30, 2011, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$452,056,822

Gross unrealized gain	90,182,697
Gross unrealized loss	(34,754,920)

Net unrealized security gain	$55,427,777

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS SELECT SATELLITE FUNDS
Schedule of Investments (continued)
September 30, 2011 (Unaudited)
NOTES TO THE SCHEDULE OF INVESTMENTS
Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the United States (“U.S.”) securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent fair value service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by Goldman Sachs Asset Management, L.P. (“GSAM”) by taking into consideration market or security specific information as discussed below.
     Investments in equity securities and investment companies traded on a U.S. securities exchange, the NASDAQ system, or those located on certain foreign exchanges including, but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined, under valuation procedures approved by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
     GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; and trading halts or suspensions.
Fair Value of Investments — The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). Accounting principles generally accepted in the United States of America (“GAAP”) establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities

GOLDMAN SACHS SELECT SATELLITE FUNDS
Schedule of Investments (continued)
September 30, 2011 (Unaudited)
NOTES TO THE SCHEDULE OF INVESTMENTS (continued)
(Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:
Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).
     The levels used for classifying investments are not necessarily an indication of the risk associated with investing in those investments.
     The following is a summary of the Funds’ investments and derivatives categorized in the fair value hierarchy as of September 30, 2011

ABOSLUTE RETURN TRACKER

Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Commodity Index Linked Structured Notes	$—	$40,299,221	$—
U.S. Treasury Obligations and/or Other U.S.
Government Agencies	1,334,701,849	—	—
Common Stock and/or Other Equity Investments	58,874,113	—	—
Repurchase Agreement	—	210,100,000	—

Total	$1,393,575,962	$250,399,221	$—

Derivative Type

Assets
Futures Contracts(a)	$4,479,263	$—	$—
Forward Foreign Currency Exchange Contracts(a)	—	133,498

Liabilities
Futures Contracts(a)	$(10,454,799)	$—	$—
Forward Foreign Currency Exchange Contracts(a)	—	(2,555,084)	—

COMMODITY STRATEGY

Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Mortgage-Backed Obligations	$—	$120,167,831	$—
U.S. Treasury Obligations and/or Other U.S.
Government Agencies	536,501,066	21,419,753	—
Asset-Backed Securities	—	284,491	—
Government Guarantee Obligations		28,276,857	—
Short-term Investment	149,120,789	—	—

Total	$685,621,855	$170,148,932	$—

Derivative Type

Assets
Futures Contracts(a)	$153,038	$—	$—

Liabilities
Futures Contracts(a)	$(235,797)	$—	$—
Interest Rate Swap Contracts	—	(4,856,784)	—
Total Return Swap Contracts	—	(12,415,220)	—

Total	$(235,797)	$(17,272,004)	$—

DYNAMIC ALLOCATION

Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Commodity Index Linked Structured Notes	$—	$8,338,405	$—
U.S. Treasury Obligations and/or Other U.S.
Government Agencies	78,215,139	—	—
Common Stock and/or Other Equity Investments	13,792,862	—	—
Short-term Investment	255,155,592	—	—

Total	$347,163,593	$8,338,405	$—

Derivative Type

Assets
Futures Contracts(a)	$832,533	—	—

Liabilities
Futures Contracts(a)	$(1,633,476)	$—	$—
Credit Default Swap Contracts	—	(5,132,018)	—

GOLDMAN SACHS SELECT SATELLITE FUNDS
Schedule of Investments (continued)
September 30, 2011 (Unaudited)
NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

INTERNATIONAL REAL ESTATE SECURITIES

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$25,118,941	$249,939,452 (b)	$—

REAL ESTATE SECURITIES

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$507,484,599	$—	$—

(a) Amount shown represents unrealized gain (loss) at period end.

(b) To adjust for the time difference between local market close and the calculation of net asset value, the Funds utilize fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.
Investments in Derivatives — The Funds may make investments in derivative instruments, including, but not limited to options, futures, swaps, swaptions and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
     During the period ended September 30, 2011, the Funds entered into certain derivative contract types. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The following table sets forth, by certain risk types, the gross value of these derivative contracts for trading activities as of September 30, 2011. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.
Absolute Return Tracker

Risk	Assets		Liabilities

Currency	$133,498		$(2,555,084)

Equity	4,479,263	(a)	(9,058,766	)(a)

Interest Rate	—		(1,396,033	)(a)

Total	$4,612,761		$(13,009,883)

Commodity Strategy

Risk	Assets		Liabilities

Commodity	—		$(12,415,220	)(b)

Interest Rate	153,038	(a)	(5,092,581	)(a)(b)

Total	$153,038		$(17,507,801)

Dynamic Allocation

Risk	Assets		Liabilities

Credit	—		$(5,132,018	)(b)

Equity	26,670	(a)	(1,433,446	)(a)

Interest Rate	805,863	(a)	(200,030	)(a)

Total	$832,533		$(6,765,494)

(a) Includes unrealized gain (loss) on futures contracts described in the Additonal Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(b) Aggregate of amounts include $17,272,004 and $5,132,018 for the Commodity Strategy and Dynamic Allocation Funds, respectively, which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.
Commodity Index-Linked Structured Notes — The Absolute Return Tracker, Commodity Strategy and Dynamic Allocation Funds may invest in structured notes whose values are based on the price movements of a commodity index. These commodity index-linked structured notes are valued daily by the issuing counterparties under procedures approved by the trustees. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked index. Commodity index-linked investments may be more volatile and less liquid than the underlying index and their value may be affected by the performance of commodities as well as other factors including liquidity, quality, maturity and other economic variables. These

GOLDMAN SACHS SELECT SATELLITE FUNDS
Schedule of Investments (continued)
September 30, 2011 (Unaudited)
NOTES TO THE SCHEDULE OF INVESTMENTS (continued)
notes are subject to prepayment, credit and interest rate risks. These notes have an automatic redemption feature if the underlying index declines from the entrance date by the amount specified in the agreement. The Funds have the option to request prepayment from the issuer at any time. Interim payments received/(paid) are recorded as net realized gains (losses), and at maturity, or when a structured note is sold, the Funds record a realized gain or loss.
Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i)investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.
     Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward foreign currency exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments is included with the net realized and change in unrealized gain (loss) on investments on the Statements of Operations, however, the effect of changes in foreign currency exchange rates on fixed income securities sold during the period is included with the net realized gain (loss) on foreign currency related transactions. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included as an increase or decrease to net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies.
Forward Foreign Currency Exchange Contracts — All forward foreign currency exchange contracts are marked to market daily at the applicable forward rate. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Funds on a daily basis and realized gains or losses are recorded on the settlement date of a contract.
     Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
     The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.
Futures Contracts — Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
     The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may

GOLDMAN SACHS SELECT SATELLITE FUNDS
Schedule of Investments (continued)
September 30, 2011 (Unaudited)
NOTES TO THE SCHEDULE OF INVESTMENTS (continued)
decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts.
Mortgage-Backed and Asset-Backed Securities — The Commodity Strategy, Dynamic Allocation, Real Estate Securities and International Real Estate Securities Funds may invest in mortgage-backed and/or asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, real estate mortgage investment conduit pass-through or participation certificates and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.
     The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage-backed or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage-backed and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.
     Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security through maturity. These adjustments are included in interest income. Payments received for PO’s are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains.
Mortgage Dollar Rolls — The Funds may enter into mortgage dollar rolls (“dollar rolls”) in which the Funds sell securities in the current month for delivery and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Funds treat dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale.
     During the settlement period between sale and repurchase, the Funds will not be entitled to accrue interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of the securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Funds’ use of proceeds from the transaction may be restricted pending a determination by, or with respect to, the other counterparty.
Repurchase Agreements — The Funds may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be

GOLDMAN SACHS SELECT SATELLITE FUNDS
Schedule of Investments (continued)
September 30, 2011 (Unaudited)
NOTES TO THE SCHEDULE OF INVESTMENTS (continued)
delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights.
Short Sales — The Absolute Return Tracker and Dynamic Allocation Funds may engage in short selling. In these transactions, the Funds sell a financial instrument they do not own in anticipation of a decline in the market value of the instrument, then must borrow the instrument to make delivery to the buyer. The Funds are obligated to replace the financial instrument borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the instrument was sold by the Funds, which may result in a loss or gain, respectively. Unlike purchasing a financial instrument like a stock, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses, while gains are limited to the price of the stock at the time of the short sale. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. The Funds will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Funds close the short position. The Funds will record a realized gain if the price of the security declines between those dates.
     The Funds may, during the term of any short sale, withdraw the cash proceeds of such short sale and use these cash proceeds to purchase additional securities or for any other purposes of the Fund. Because cash proceeds are Fund assets which are typically used to satisfy the collateral requirements for the short sale, the reinvestment of these cash proceeds may require the Funds to post as collateral other securities that it owns. If the Funds reinvest the cash proceeds, the Funds might be required to post an amount greater than their net assets (but less than their total assets) as collateral. For these or other reasons, the Funds might be required to liquidate long and short positions at times that may be disadvantageous to the Funds. Cash collateral posted by the Funds is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the Schedule of Investments.
     Short sales involve other costs. The Funds must normally repay to the lender an amount equal to any dividend and financing cost that accrues while the loan is outstanding. Dividends on short positions are recorded on the Statements of Operations as dividend expense on securities sold short on ex-dividend date. In addition, to borrow the security, the Funds may be required to pay a premium. The Funds will also incur transaction costs in effecting short sales. These costs incurred by the Funds are recorded as interest expense on securities sold short in the Statements of Operations. The amount of any ultimate gain for the Funds resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Funds may be required to pay in connection with short sale.
Swap Contracts — Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Funds are recorded as an asset and/or liability, and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statements of Operations.
     Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, GSAM considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities.

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Schedule of Investments (continued)
September 30, 2011 (Unaudited)
NOTES TO THE SCHEDULE OF INVESTMENTS (continued)
The Funds may pay or receive cash as collateral on these contracts which is recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts. The Funds may invest in the following types of swaps:
     An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
     A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.
     As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.
     The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Funds bought credit protection.
     A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.
Treasury Inflation-Protected Securities — The Funds may invest in treasury inflation protected securities (“TIPS”), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on the Funds’ distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

GOLDMAN SACHS SELECT SATELLITE FUNDS
Schedule of Investments (continued)
September 30, 2011 (Unaudited)
NOTES TO THE SCHEDULE OF INVESTMENTS (continued)
When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities, including TBA (“To Be Announced”) securities that have been authorized, but not yet issued in the market. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended delivery basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must “set aside” liquid assets, or engage in other appropriate measures to “cover” their obligations under these contracts.
The Funds’ risks include, but are not limited to, the following:
Concentration in ETFs — ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained. As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.
Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.
Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.
Liquidity Risk — The Funds may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.
Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.
     Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions

GOLDMAN SACHS SELECT SATELLITE FUNDS
Schedule of Investments (continued)
September 30, 2011 (Unaudited)
NOTES TO THE SCHEDULE OF INVESTMENTS (continued)
on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.
Portfolio Concentration Risk — The Real Estate Securities Fund and the International Real Estate Securities Fund invest primarily in securities of issuers (non-U.S. issuers, in the case of International Real Estate Securities Fund) that are primarily engaged in or related to the real estate industry, and each Fund has a policy of concentrating its investments in the real estate industry. Therefore, investments in the Funds are subject to certain risks associated with the real estate industry in general. Such risks include, but are not limited to, declines in property values, increases in property taxes, operating expenses, interest rates or competition, zoning changes, and losses from casualty and condemnation.

Item 2. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a)	Separate certifications for the President/Principal Executive Officer and the Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Goldman Sachs Trust

By (Signature and Title)*	/s/ JAMES A. McNAMARA, PRESIDENT/PRINCIPAL EXECUTIVE OFFICER

Date	November 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JAMES A. McNAMARA, PRESIDENT/PRINCIPAL EXECUTIVE OFFICER

Date	November 28, 2011

By (Signature and Title)*	/s/ GEORGE F. TRAVERS, PRINCIPAL FINANCIAL OFFICER

Date	November 28, 2011

* Print the name and title of each signing officer under his or her signature.